Item 1. Report to Shareholders

OCTOBER 31, 2004

EMERGING MARKETS STOCK FUND

Annual Report

T. ROWE PRICE

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The views and opinions in this report were current as of October 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

--------------------------------------------------------------------------------

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Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

Fellow Shareholders

Emerging stock markets posted solid gains in the 6- and 12-month periods through October 31, 2004, that far surpassed the returns for developed stock markets. During the past year, world economies staged a broad-based recovery. Emerging markets generally benefited from ongoing price increases of oil and raw materials and stronger currencies. The energy sector was by far the best performer throughout the year, and materials and utilities stocks chipped in solid gains since April--explaining why value indexes outdistanced their growth counterparts. As in the developed markets, small-cap stocks outperformed large-caps across emerging markets.

PERFORMANCE REVIEW

The Emerging Markets Stock Fund returned 9.47% for six months and 19.61% for the year ended October 31, 2004. As shown in the table, the portfolio's performance was about the same in the first and second half of our fiscal year. However, these results mask several sharp market swings. Nevertheless, we are pleased to report that your portfolio's results were better than the MSCI and Lipper benchmarks for both periods.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 10/31/04                            6 Months      12 Months
--------------------------------------------------------------------------------

Emerging Markets Stock Fund                          9.47%        19.61%

MSCI Emerging Markets Index                          9.16         19.40

Lipper Emerging Markets Funds Average                8.63         19.50

Please see the fund's quarter-end returns following this letter.

From a regional perspective, Latin American stocks performed the best over the past six months, paced by rising oil and materials prices and stellar results in Brazil. Asian markets were basically flat due to weakness in South Korea and Taiwan--the technology sector was a significant drag on returns in both countries. Emerging Europe, the Mediterranean, and Africa performed well, but individual country performance was mixed. Eastern European countries, Turkey, and Egypt were strongest, while Israel (weak technology and pharmaceuticals) and Russia (primarily due to the problems at Yukos) were lower.

CHINA: A POWERFUL GLOBAL GROWTH ENGINE
--------------------------------------------------------------------------------

China has increasingly become the growth engine for Asia, and T. Rowe Price investment managers believe that it will have an expanding impact on the global economy. Investing in China, however, presents unique challenges that warrant a cautious investment approach.

China's economy has grown rapidly over the past year, fueled by massive fixed-asset investment by the government, high levels of foreign investment, and the rapid emergence of its urban middle class. In December 2003, money supply was growing at a 30% annual pace, and the supply of raw materials could not keep pace. China currently consumes 25% of the world's raw materials, and this will continue to rise.

Over the past year, the Chinese government has attempted to cool this boom, and the continuing challenge will be achieving a manageable rate of growth. We believe the next stage of China's modernization must be to tackle its financial architecture. Due to the lack of a functioning bond market, interest rate inflexibility, and a rigid foreign exchange structure, the government has had to rely on administrative measures to slow the economy.

The secular rise in inflation is another growing concern. The country is reaching the limit of its ability to supply domestic raw materials to its industries, meaning that growth will have to be met by imported raw materials and paid for with hard currency. These trends probably mean that China's low interest rates are likely to climb further, which could have major implications for its economy and potentially for inflation trends around the world. (The government edged rates higher in October for the first time in nearly a decade.) More importantly, it raises some question about the long-term sustainability of China's blistering growth.

[Graphic Omitted]

WILL CHINA'S GDP GROWTH SLOW?
--------------------------------------------------------------------------------

Real GDP Growth

'97             10.29%

'98              6.39%

'99              3.14%

'00              8.96%

'01               7.3%

'02              6.74%

'03             14.16%

'04*              9.2%

'05*              8.0%

* Estimates

Sources: FactSet Research Systems, OECD, Consensus Economics Inc.

Accordingly, we have remained cautious about the quality of investment opportunities in China, almost exclusively focusing on industry leaders that we believe are capable of achieving sustained profitability through economic peaks and troughs. An alternative strategy has been to invest in non-Chinese companies that we believe will benefit from accelerating Chinese demand. While we are pleased that more high-growth, privately owned mainland companies are starting to be listed, we remain extremely selective and seek to avoid owning Chinese companies with opaque ownership structures and a lack of corporate transparency.

PORTFOLIO REVIEW

Far East

Asia's markets languished during the past six months. On a macro level, Asia appears strong, but from a micro view, the outlook is more difficult. Within North Asia, domestic-oriented companies in Taiwan and South Korea appear relatively attractive, although we think the sizable technology markets in both of these economies may be nearing a cyclical peak. Therefore, we reduced our exposure in the tech sector significantly over the past six months. South Asia looks less attractive on a valuation basis, despite strong growth in a number of previously red-hot markets, including India. We are similarly cautious about investing directly in China (see the special report on China on page 2). Although economic growth is strong, in our view, there is an absence of high-quality, industry-leading companies that can sustain profitability throughout a full business cycle.

GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------

                                        Percent of    Percent of
                                        Net Assets    Net Assets
Periods Ended                              4/30/04      10/31/04
--------------------------------------------------------------------------------

Far East                                     51.0%         44.3%

Africa and Middle East                       19.2          20.2

Latin America                                17.1          19.0

Europe                                        8.4           8.8

Other and Reserves                            4.3           7.7
--------------------------------------------------------------------------------

Total                                       100.0%        100.0%

Hyundai Motor, the largest auto manufacturer in South Korea, was a leading Asian contributor for the last six months. The company's new product offerings have been well received, and it has been gaining market share in the U.S., Europe, and in several emerging markets including China and India. (Please refer to our portfolio of investments for a complete listing of the fund's holdings and the amount each represents of the portfolio.)

Asian information technology companies (specifically semiconductors and related equipment holdings) were among the worst performers for the six-month period. Samsung Electronics, Via Technologies, and Taiwan Semiconductor Manufacturing, for example, were significant detractors since April. However, Samsung was a top contributor for the year.

As we reduced exposure to the Asian tech and telecom sectors, we added to positions in energy and financials. The portfolio's largest purchase in Asia over the last six months was S-Oil Corporation, one of South

Korea's largest oil refiners, and in Taiwan, we bought Cathay Financial Holding and Chinatrust Financial. We initiated a position in S-Oil because there is a shortage of Asian oil refining capacity, and coupled with higher oil prices, we expect margins and profits to improve. We eliminated China Mobile, the leading provider of mobile telecommunications services in China, because, in our view, the company's growth prospects have diminished and we see increasing competition that could pressure profit margins.

MARKET PERFORMANCE
--------------------------------------------------------------------------------

(In U.S. Dollar Terms)
Periods Ended 10/31/04                    6 Months     12 Months
--------------------------------------------------------------------------------

Brazil                                      32.68%        40.67%

India                                        1.94         17.64

Israel                                      -9.27          6.34

Malaysia                                     2.12          5.54

Mexico                                      14.66         36.89

Russia                                       7.39         32.42

South Africa                                28.59         32.84

South Korea                                 -3.16         10.85

Taiwan                                      -5.94         -6.79

Thailand                                    -0.66         15.69

Source: RIMES Online, using MSCI indices.

Latin America

Latin American stocks continued their strong performance over the past six months, posting the best results among emerging markets and contributing to the fund's solid returns. Markets in the region generally benefited from stronger currencies and ongoing increases in the price of oil and raw materials, which led energy and materials stocks higher for the period. Consumer and financial stocks also performed well in the region as economic growth fueled stronger consumer demand.

As is often the case in Latin America, performance was extremely volatile over the course of the past year. Markets more exposed to rising rates, such as Brazil, declined the most but also bounced back higher. High commodity prices and still relatively low interest rates favored materials and companies with higher leverage, a detriment to our investment style, which focuses on high-quality, steady-growth companies in the region.

Brazil was the region's top performer over the last six months. Brazilian energy and materials stocks, which make up about half of the market, surged on news of better-than-expected economic growth, industrial production, jobless rates, and trade surpluses. Petroleo Brasileiro (Petrobras) was the top contributor for both the six and 12 months, supported by record-high oil prices and expectations of rising oil production. We increased our position, and the stock remains the portfolio's largest holding (3.4% of net assets). New purchases included Natura Cosmeticos, the largest Brazilian cosmetic company with a direct distribution model and over 400,000 sales representatives. We participated in the company's initial public offering in late May and have continued to add to the position. The company is benefiting from strong underlying growth in the cosmetics market. We also added low-cost airline GOL and toll-road operator Cia Concessoes Rodoviarias on their initial public offerings. Although both are quality companies that we'd like to own, we eliminated them after they reached our target price.

SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

                                        Percent of    Percent of
                                        Net Assets    Net Assets
                                           4/30/04      10/31/04
--------------------------------------------------------------------------------

Financials                                   18.0%         22.7%

Telecommunication Services                   15.2          14.4

Consumer Discretionary                       12.2          13.5

Energy                                        8.5          11.6

Materials                                    11.4           8.9

Information Technology                       16.9           8.2

Consumer Staples                              5.8           7.7

Industrials and Business Services             5.6           3.9

Trusts                                        0.0           1.9

Utilities                                     0.6           1.4

Health Care                                   1.5           0.0

Reserves                                      4.3           5.8
--------------------------------------------------------------------------------

Total                                       100.0%        100.0%

Wireless operator America Movil was the fund's second-largest holding and second-best contributor for six and 12 months, benefiting from faster-than-expected penetration in many markets. Rebounding economies have spurred consumer spending, which in turn has led to rising growth. The company remains the dominant player in Mexico, well ahead of its closest competitors, and it is aggressively gaining market share in Brazil and other parts of Latin America.

Wal-Mart de Mexico is now among the portfolio's 10-largest holdings, thanks to additional purchases over the past six months. This leading retailer has significant advantages over its competition, including a much more efficient distribution network. It continues to benefit from expansion opportunities and solid same-store sales growth. Margins are improving as well, and we believe that the valuation is still attractive.

Africa, Emerging Europe, and the Middle East

Stocks in European emerging markets, the Middle East, and African countries produced strong returns over the past year. However, for the past six months, gains were more moderate, and returns among countries were mixed. Stocks in Egypt, Turkey, and central European countries fared best, while the Russian market was hobbled by the government's ongoing political and tax disputes with oil company Yukos. Israeli stocks also fell sharply amid weakness among technology and pharmaceutical shares.

This is the most expensive region among emerging markets. Within Central and Eastern Europe, the macroeconomic outlook is problematic, and many sustainable growth companies are expensive. However, we are finding good investment opportunities at the periphery of the region. Israel's economy has begun to recover from several years of recession, and we believe that our Israeli stock positions will benefit from this improvement over the long term. In the period, we initiated a position in Bank Leumi, a leading retail bank, after the company reported strong results.

Turkey's economy is also strong, and its leaders are optimistic that the European Union will set a timetable in mid-December for Turkey to work toward full EU membership. However, rising global interest rates have had a negative impact on the country, due to very high debt levels. We have reduced our exposure in Turkey by trimming several strong performers. Turkcell, for example, was among the portfolio's top contributors over the last 12 months and our largest sale in Turkey.

We added several new companies in Egypt during the last six months because we are encouraged by the reform efforts of the new government that came into power in July. Our largest new Egyptian purchase is Commercial International Bank, which should benefit from new banking reform proposals. We also added telecommunication services companies Vodafone Egypt, Egyptian Company for Mobile Services (MobNil), and Orascom Telecom to the portfolio. Subscriber growth in the wireless industry appears to be strong and could increase as the economy and consumer spending strengthens.

The Russian economy, which is leveraged to energy and raw materials prices, remained strong in the last six months. Wireless companies have greatly benefited from this upturn, and consumers have been driving wireless penetration growth at an accelerating rate, particularly in the regions outside Moscow. Our large positions in Mobile TeleSystems and AO VimpelCom, Russia's two largest wireless providers, were solid performance contributors for the last six months.

In contrast, Yukos was the portfolio's largest detractor in both the 6- and 12-month periods. Yukos was one of the most attractive Russian energy companies because of its strong production growth, lower relative costs, and a significant reserve base. The company has been a significant (and hugely profitable) portfolio holding for several years. However, the government's recent attempts to force the company to pay back taxes have jeopardized its ability to produce oil and pushed it to the verge of bankruptcy. We decided to eliminate the stock when the government prepared to circumvent Russian law by selling Yukos' assets at deep discounts to cover the tax liabilities.

Naspers, a South Africa-based pay-TV, Internet, and print media company that we purchased earlier this year, was another top performer. The company continues to produce strong earnings gains, primarily driven by good subscriber growth and cost controls in South Africa, and huge subscriber growth and solid margins in its Greek pay-TV business.

OUTLOOK

Although emerging markets are generally healthy, they face several areas of vulnerability. Economic growth and commodity prices are both strong, and currencies are attractive. Valuations remain appealing as well,although the valuation gap with developed markets has narrowed over the last two years. However, in an environment of rising global inflation and higher interest rates, emerging markets would not be immune to a tightening of global liquidity and increased risk aversion. These factors impacted second-quarter results, but softer economic data from the U.S. and Japan supported a third-quarter rally.

With the balance of these economic forces in mind, we remain somewhat cautious. Emerging market equities are a cyclical asset class. If global growth rises rapidly and interest rates increase sharply, we could see a repeat of the second quarter's sharp sell-off. If global growth stabilizes, liquidity expands, and the valuation and currency benefits remain in place, emerging markets could continue to provide solid returns.

Respectfully submitted,

David J. L. Warren
President, T. Rowe Price International Funds, Inc.

November 21, 2004

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RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages:
The averages of all mutual funds in a particular category as tracked by Lipper Inc.

MSCI Emerging Markets Index:
A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        10/31/04
--------------------------------------------------------------------------------

Petrobras, Brazil                                                           3.4%

America Movil, Mexico                                                       2.9

Samsung Electronics, South Korea                                            2.7

iShares MSCI Emerging Markets Index Fund, Europe/Far East                   1.9

AO VimpelCom, Russia                                                        1.7

--------------------------------------------------------------------------------

Naspers, South Africa                                                       1.6

Wal-Mart de Mexico, Mexico                                                  1.6

Lukoil Oil, Russia                                                          1.6

Cathay Financial Holding, Taiwan                                            1.5

Hyundai Motor, South Korea                                                  1.4

--------------------------------------------------------------------------------

Impala Platinum Holdings, South Africa                                      1.4

Chinatrust Financial, Taiwan                                                1.3

Kookmin Bank, South Korea                                                   1.3

Mobile Telesystems, Russia                                                  1.3

PetroKazakhstan, Kazakhstan                                                 1.2

--------------------------------------------------------------------------------

Makhteshim-Agan Industries, Israel                                          1.2

Sanlam, South Africa                                                        1.1

Tele Norte Leste Participaco, Brazil                                        1.1

S-Oil, South Korea                                                          1.1

Zee Telefilms, India                                                        1.1

--------------------------------------------------------------------------------

Shinsegae, South Korea                                                      1.0

Grupo Televisa, Mexico                                                      1.0

Bank Hapoalim, Israel                                                       1.0

South Korea Telecom, South Korea                                            1.0

Taishin Financial Holdings, Taiwan                                          1.0

--------------------------------------------------------------------------------

Total                                                                      37.4%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities funding.

T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

As of 10/31/04

Emerging Markets Stock Fund $17,994

MSCI Emerging Markets Index $13,791

Lipper Emerging Markets Funds Average $15,808

                    MSCI Emerging        Lipper Emerging        Emerging Markets
                    Markets Index     Markets Funds Average        Stock Fund

03/31/95             $  10,000             $  10,000               $  10,000

10/95                   10,547                10,728                  10,480

10/96                   11,231                12,083                  11,601

10/97                   10,278                12,378                  11,415

10/98                    7,093                 8,689                   8,298

10/99                   10,259                11,743                  11,623

10/00                    9,355                11,375                  13,029

10/01                    7,161                 8,601                   9,599

10/02                    7,765                 9,141                  10,364

10/03                   11,550                13,343                  15,044

10/31/04                13,791                15,808                  17,994


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                                          Since
                                                                      Inception
Periods Ended 10/31/04                             1 Year    5 Years    3/31/95
--------------------------------------------------------------------------------

Emerging Markets Stock Fund                        19.61%      9.13%       6.32%

MSCI Emerging Markets Index                        19.40       6.09        3.41

Lipper Emerging Markets Funds Average              19.50       7.93        4.69

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note:
T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

                                Beginning           Ending        Expenses Paid
                            Account Value    Account Value        During Period*
                                   5/1/04         10/31/04   5/1/04 to 10/31/04
--------------------------------------------------------------------------------

Actual                         $    1,000     $   1,094.70             $    6.97

Hypothetical (assumes 5%
return before expenses)             1,000         1,018.48                  6.72

*Expenses are equal to the fund's annualized expense ratio for the six-month period (1.32%), multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half year (184) by the days in the year (366) to reflect the half-year period.

QUARTER-END RETURNS
--------------------------------------------------------------------------------

                                                                          Since
                                                                      Inception
Periods Ended 9/30/04                       1 Year        5 Years       3/31/95
--------------------------------------------------------------------------------

Emerging Markets Stock Fund                 25.97%          9.09%          6.04%

MSCI Emerging Markets Index                 26.53           6.04           3.18

Lipper Emerging Markets Funds Average       25.55           8.05           4.44

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the fund's fiscal period. It shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                     Year
                                    Ended
                                 10/31/04  10/31/03  10/31/02  10/31/01 10/31/00
NET ASSET VALUE
Beginning of period              $ 14.30   $  9.87   $  9.15   $ 12.42  $ 11.08

Investment activities
  Net investment income (loss)      0.14      0.09      0.04      0.02    (0.02)
  Net realized and
  unrealized gain (loss)            2.64      4.36      0.68     (3.30)    1.34

  Total from
  investment activities             2.78      4.45      0.72     (3.28)    1.32

Distributions
  Net investment income            (0.09)    (0.02)    (0.01)        -        -

  Redemption fees added
  to paid-in-capital                0.01         -      0.01      0.01     0.02

NET ASSET VALUE

End of period                    $ 17.00   $ 14.30   $  9.87   $  9.15  $ 12.42
                                 -----------------------------------------------

Ratios/Supplemental Data

Total return^                      19.61%    45.16%     7.97%  (26.33)%   12.09%

Ratio of total expenses to
average net assets                  1.33%     1.43%     1.51%     1.58%    1.50%

Ratio of net investment
income (loss) to average
net assets                          1.08%     1.12%     0.41%     0.19%  (0.12)%

Portfolio turnover rate             70.0%     65.6%     70.5%     70.3%    56.1%

Net assets, end of period
(in thousands)                   $608,257  $345,380  $158,465  $131,436 $152,990


^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------
                                                                October 31, 2004

PORTFOLIO OF INVESTMENTS (1)                              Shares           Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

ARGENTINA   0.7%

Common Stocks   0.7%

Quilmes Industrial ADR (USD)                              20,718             339

Tenaris ADR (USD)                                         82,700           3,702

Total Argentina (Cost $2,757)                                              4,041


BRAZIL   9.6%

Common Stocks   9.3%

Banco Itau Holdings Financiera *                          47,250           5,729

Cia Energetica Minas Gerais (Cemig)                  151,865,000           3,512

Companhia Siderurgica Nacional                           212,266           3,135

Companhia Vale do Rio Doce ADR (USD)                     122,100           2,222

Companhia Vale do Rio Doce ADR

 (1 ADR represents 1 common share) (USD)                 137,400           2,908

Embraer Aircraft ADR (USD)                                33,105             879

Grendene *                                                34,000             414

Natura Cosmeticos                                        124,500           2,531

Petroleo Brasileiro (Petrobras) ADR (USD)                465,590          15,178

Petroleo Brasileiro (Petrobras) ADR
  (1 ADR represents 1 common share) (USD)(ss.)           158,000           5,611

Tele Centro Oeste Celular ADR (USD)(ss.)                       1               0

Tele Norte Leste ADR (USD)(ss.)                          258,600           3,382

Tele Norte Leste Participaco *                           249,440           3,164

Telesp Celular Participacoes ADR (USD) *(ss.)            591,300           3,542

Votorantim Celulose ADR (USD)(ss.)                       125,700           4,343

                                                                          56,550

Preferred Stocks   0.3%

Caemi Mineracao e Metalurgica *                        2,091,200           1,253

Suzano Bahia Sul Papel                                   182,001             773

                                                                           2,026

Total Brazil (Cost $47,240)                                               58,576


CHINA   4.7%

Common Stocks   4.7%

China Insurance (HKD)                                  4,316,000           1,969

China Resources Enterprise (HKD)(ss.)                  1,924,000           2,694

China Telecom, 144A (HKD) *                            5,480,000           1,760

China Telecom (H shares) (HKD)                         7,384,000           2,372

Cnooc (HKD)                                           10,723,000           5,545

Gome Electrical Appliances (HKD) *                     1,068,000             858

Gome Electrical Appliances
  (Regulation S shares) (HKD) *                        3,204,000           2,573

Luen Thai Holdings (HKD) *                             4,120,000           2,117

Pacific Basin Shipping, 144A (HKD) *                   2,298,000           1,078

Pacific Basin Shipping (HKD) *                         2,150,000           1,008

Panva Gas Holdings (HKD) *                             5,609,000           2,378

Shanghai Forte Land Company (H shares) (HKD)(ss.)      6,712,000           2,091

tom.com (HKD) *(ss.)                                  10,198,000           1,978

Total China (Cost $26,153)                                                28,421


CZECH REPUBLIC   0.5%

Common Stocks   0.5%

Komercni Banka                                            26,134           3,295

Total Czech Republic (Cost $2,431)                                         3,295


EGYPT   2.9%

Common Stocks   2.9%

Commercial International Bank                            858,618           4,894

Egyptian Company for Mobile Services                     222,793           4,255

Orascom Construction Industries                          290,600           3,339

Orascom Telecom GDR (USD) *                               69,200           1,183

Orascom Telecommunications *                              65,910           2,276

Vodafone Egypt *                                         209,160           1,578

Total Egypt (Cost $13,991)                                                17,525


ESTONIA   0.3%

Common Stocks   0.3%

Hansabank (EUR)                                          180,200           1,815

Total Estonia (Cost $1,636)                                                1,815

EUROPE/FAR EAST   1.9%

Common Stocks   1.9%

iShares MSCI Emerging Markets Index Fund (USD)(ss.)       66,000          11,709

Total Europe/Far East (Cost $10,965)                                      11,709


HONG KONG   0.4%

Common Stocks   0.4%

Kingboard Chemical Holdings, 144A *                    1,068,000           2,237

Total Hong Kong (Cost $2,022)                                              2,237


HUNGARY   0.3%

Common Stocks   0.3%

OTP Bank                                                  77,800           1,965

Total Hungary (Cost $1,665)                                                1,965


INDIA   6.5%

Common Stocks   6.5%

Arvind Mills *                                         1,929,157           3,369

Ballarpur Industries, 144A *                             652,650           1,070

Bharti Tele-Ventures *                                    27,000              94

HDFC Bank                                                317,000           2,903

Hindalco Industries                                       69,780           1,825

I-Flex Solutions                                         205,800           2,702

I-Flex Solutions, 144A                                    58,800             772

ITC                                                      128,160           3,077

Kotak Mahindra Finance                                   657,700           2,610

LIC Housing Finance GDR (USD)@                           278,787           1,724

National Thermal Power, 144A *                           341,700             467

Oil & Natural Gas                                         92,800           1,612

Oil & Natural Gas (Regulation S shares)                   83,600           1,453

Petronet LNG *                                         4,029,700           2,081

Power Trading                                          1,372,600           1,592

Tata Tea                                                 287,200           2,595

UTI Bank                                                 915,400           3,092

Zee Telefilms                                          1,949,300           6,426

Total India (Cost $33,843)                                                39,464


INDONESIA   0.9%

Common Stocks   0.9%

Indosat                                                6,477,500           3,364

Telekomunikasi, Series B                               4,602,000           2,200

Total Indonesia (Cost $3,839)                                              5,564


ISRAEL   5.0%

Common Stocks   5.0%

Bank Hapoalim                                          2,267,098           6,227

Bank Leumi                                             1,620,400           3,414

Check Point Software Technologies (USD) *                182,414           4,126

Lipman Electronic Engineering (USD)                      101,100           2,408

Makhteshim-Agan Industries                             1,709,400           7,141

NICE Systems ADR (USD) *                                  56,515           1,196

Orbotech (USD) *                                         134,600           2,276

Partner Communications ADR (USD) *(ss.)                  559,930           3,668

Total Israel (Cost $30,747)                                               30,456


KAZAKHSTAN   1.2%

Common Stocks   1.2%

PetroKazakhstan (USD)                                    196,811           7,262

Total Kazakhstan (Cost $5,538)                                             7,262


MALAYSIA   4.9%

Common Stocks   4.9%

Astro All Asia (Ordinary shares) *                     3,374,300           4,617

Astro All Asia (Regulation S shares) *                   536,000             733

Berjaya Sports Toto                                    2,640,600           2,710

CIMB Berhad                                            1,910,200           2,463

Hong Leong Bank                                        1,916,100           2,647

IJM                                                    1,841,200           2,277

Magnum                                                 2,208,700           1,459

Malaysian Industrial Development Finance Berhad        4,793,100           1,514

MK Land Holdings                                       3,601,500           1,678

Multi-Purpose Holdings *                               1,688,200             480

Multi-Purpose Holdings, Warrants, 2/26/09 *              355,350              39

Public Bank BHD                                          360,700             660

Sime Darby                                             1,319,000           1,978

Symphony House                                         3,789,750             768

Symphony House, Warrants 4/28/09 *                       667,290              45

Telekom Malaysia                                         705,000           2,134

Telekom Malaysia (Regulation S shares)                   184,000             557

Tenaga Nasional *                                        979,000           2,860

Total Malaysia (Cost $29,463)                                             29,619


MEXICO   8.7%

Common Stocks   8.7%

America Movil ADR, Series L (USD)                        406,340          17,879

Cemex                                                    513,372           2,967

Consorcio ARA *                                          794,800           2,125

Grupo Aeroportuario del Sureste ADR (USD)                 64,200           1,471

Grupo Financiero Banorte                                 770,000           3,617

Grupo Modelo, Series C                                   934,000           2,394

Grupo Televisa ADR (USD)                                 114,569           6,301

Organizacion Soriana, Series B                           483,300           1,554

Telmex ADR (USD)                                          77,351           2,648

Urbi Desarrollos Urbanos *                               650,400           2,424

Wal-Mart de Mexico, Series V                           2,920,627           9,556

Total Mexico (Cost $40,897)                                               52,936


RUSSIA   5.8%

Common Stocks   5.8%

AO VimpelCom ADR (USD) *                                  91,100          10,386

Gazprom ADS (USD)(ss.)                                    66,900           2,499

Lukoil Oil (USD)                                          86,520           2,692

Lukoil Oil ADR (USD)(ss.)                                 54,660           6,846

MMC Norilsk Nickel (USD)                                  79,100           4,928

Mobile Telesystems ADR (USD)(ss.)                         53,660           7,787

Total Russia (Cost $23,017)                                               35,138


SOUTH AFRICA   9.4%

Common Stocks   9.4%

ABSA Group                                               492,900           5,381

African Bank Investments                               2,102,081           4,894

Anglo American                                           245,910           5,365

Impala Platinum Holdings                                 106,860           8,587

Investec                                                 109,100           2,489

Naspers (N shares)                                     1,046,500           9,583

Pick 'N Pay Stores                                       731,700           2,653

SABMiller                                                279,600           4,017

Sanlam                                                 3,932,750           6,907

Sappi                                                    154,529           2,216

Standard Bank Investment                                 573,191           5,024

Total South Africa (Cost $41,070)                                         57,116


SOUTH KOREA   16.1%

Common Stocks   15.1%

Amorepacific                                              25,220           4,929

Cheil Communications                                      16,620           2,195

Daewoo Shipbuilding & Marine Engineering                 156,720           2,308

Hanaro Telecom *                                         753,641           2,156

Hyundai Department Store *(ss.)                           49,320           1,431

Hyundai Motor *                                           13,710             664

Hyundai Motor GDR, 144A (USD)                             71,300           1,692

Kookmin Bank *                                           219,056           7,312

Kookmin Bank ADR (USD) *(ss.)                             19,900             669

Korean Air Lines *                                        73,400           1,123

Kumgang Korea Chemical                                    38,560           4,095

LG Chemical                                              142,670           5,335

LG Electronics *(ss.)                                     33,090           1,866

Lotte Chilsung Beverage                                    5,340           3,670

Ncsoft *                                                  39,420           3,764

CJ Internet                                              143,800           1,457

S-Oil(ss.)                                               128,470           6,478

Samsung Electronics                                       41,455          16,260

Shinhan Financial                                        235,400           4,632

Shinsegae(ss.)                                            22,450           6,311

SK Corporation *                                          88,810           4,637

South Korea Telecom                                       37,600           5,889

Woori Finance Holdings                                   253,290           1,818

Woori Finance Holdings (Regulation S shares) *           158,070           1,134

                                                                          91,825

Preferred Stocks   1.0%

Hyundai Motor                                            226,140           6,257

                                                                           6,257

Total South Korea (Cost $73,951)                                          98,082


SWITZERLAND   0.7%

Common Stocks   0.7%

Compagnie Financiere Richemont (ZAR)                   1,503,000           4,212

Total Switzerland (Cost $3,292)                                            4,212


TAIWAN   9.3%

Common Stocks   9.3%

Acer                                                   1,387,065           2,030

Advantech                                              1,358,544           2,908

Basso Industry *                                       1,236,400           2,554

Cathay Financial Holding                               4,658,000           8,924

Cheng Shin Rubber Industry                             1,722,968           2,048

Chinatrust Financial *                                 7,082,637           8,078

E.Sun Financial                                        4,589,000           3,132

E.Sun Financial GDR, 144A (USD) *                         32,100             556

EVA Airways *                                                  1               0

Evergreen Marine *                                            13               0

Far Eastern Department Stores                          3,389,000           1,603

Far Eastern Textile *                                  5,405,795           3,609

Formosa Petrochemical *                                1,413,000           2,369

Polaris Securities                                     3,278,000           1,678

Quanta Computer                                        2,302,414           3,722

Taishin Financial Holdings                             7,170,051           5,860

Taiwan Cellular                                        2,092,001           2,092

Taiwan Semiconductor Manufacturing                     1,799,416           2,359

Via Technologies *                                     2,749,000           1,580

Yuanta Core Pacific *                                  2,342,000           1,647

Total Taiwan (Cost $54,016)                                               56,749


THAILAND   1.5%

Common Stocks   1.5%

Bangkok Bank NVDR *(ss.)                               1,067,300           2,431

C.P. 7-Eleven                                          1,020,900           1,343

Kasikornbank Public NVDR *(ss.)                        1,238,600           1,381

Land & Houses NVDR(ss.)                                8,626,800           1,892

Siam Commercial Bank                                   1,654,600           1,774

True Corp., Rights *                                     187,357               0

Total Thailand (Cost $8,758)                                               8,821


TURKEY   2.9%

Common Stocks   2.9%

Akbank                                               493,252,397           2,225

Anadolu Efes Biracilik ve Malt Sanayii               115,246,000           1,821

Arcelik *                                            278,293,600           1,689

Dogus Otomotiv *                                     111,463,300             367

Hurriyet Gazete                                    1,664,946,255           3,297

Turkcell Iletisim Hizmetleri                         483,894,054           2,970

Turkcell Iletisim Hizmetleri ADR (USD)                    37,161             569

Turkiye Garanti Bankasi *                          1,099,013,618           2,937

Turkiye Is Bankasi (Isbank)                          498,008,100           2,060

Total Turkey (Cost $12,584)                                               17,935


SHORT-TERM INVESTMENTS   2.6%

Money Market Funds   2.6%

T. Rowe Price Reserve Investment Fund, 1.81% #+       15,636,926          15,637

Total Short-Term investments (Cost $15,637)                               15,637

SECURITIES LENDING COLLATERAL   4.5%

Money Market Pooled Account   4.5%

Investment in money market pooled account managed
by JP Morgan Chase Bank, London, 1.788% #             27,636,298          27,636

Total Securities Lending Collateral (Cost $27,636)                        27,636

Total Investments in Securities

101.3% of Net Assets (Cost $513,148)                                    $616,211
                                                                        --------

(1)   Denominated in currency of country of incorporation unless otherwise noted

#     Seven-day yield

*     Non-income producing

(ss.) All or a portion of this security is on loan at October 31, 2004 - See
      Note 2

+     Affiliated company - See Note 5

@ Valued by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers - total value of such securities at period-end amounts to $9,632 and represents 1.6% of net assets

ADR   American Depository Receipts

ADS   American Depository Shares

EUR   Euro

GDR   Global Depository Receipts

HKD   Hong Kong dollar

NVDR  Non Voting Depository Receipt

USD   U.S. dollar

ZAR   South African rand

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------
                                                                October 31, 2004
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands  except shares and per share amounts)

Assets

Investments in securities, at value
  Affiliated companies (cost $15,637)                            $        15,637

  Other companies (cost $497,511)                                        600,574

Total investments in securities                                          616,211

Other assets                                                              26,002

Total assets                                                             642,213

Liabilities

Total liabilities                                                         33,956

NET ASSETS                                                       $       608,257
                                                                 ---------------

Net Assets Consist of:

Undistributed net investment income (loss)                       $         1,198

Undistributed net realized gain (loss)                                     6,617

Net unrealized gain (loss)                                               103,147

Paid-in-capital applicable to 35,769,330 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                       497,295

NET ASSETS                                                       $       608,257
                                                                 ---------------

NET ASSET VALUE PER SHARE                                        $         17.00
                                                                 ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                           Year
                                                                           Ended
                                                                        10/31/04

Investment Income (Loss)

Income
  Dividend (net of foreign taxes of $1,612)                     $        11,579

  Securities lending                                                        250

  Interest (net of foreign taxes of $1)                                       6

  Total income                                                           11,835

Expenses
  Investment management                                                   5,239

  Shareholder servicing                                                     791

  Custody and accounting                                                    297

  Registration                                                               62

  Prospectus and shareholder reports                                         48

  Legal and audit                                                            47

  Directors                                                                   6

  Miscellaneous                                                              42

  Total expenses                                                          6,532

Net investment income (loss)                                              5,303

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities (net of foreign taxes of $3,031)                            40,722

  Foreign currency transactions                                            (444)

  Net realized gain (loss)                                               40,278

Change in net unrealized gain (loss)
  Securities                                                             33,455

  Other assets and liabilities

  denominated in foreign currencies                                         102

  Change in net unrealized gain (loss)                                   33,557

Net realized and unrealized gain (loss)                                  73,835

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $        79,138
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)

                                                               Year
                                                              Ended
                                                           10/31/04     10/31/03
Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                          $    5,303   $    2,286

  Net realized gain (loss)                                  40,278       11,070

  Change in net unrealized gain (loss)                      33,557       70,925

  Increase (decrease) in net assets from operations         79,138       84,281

Distributions to shareholders
  Net investment income                                     (2,521)        (328)

Capital share transactions *
  Shares sold                                              321,619      177,771

  Distributions reinvested                                   2,206          294

  Shares redeemed                                         (137,955)     (75,225)

  Redemption fees received                                     390          122

  Increase (decrease) in net assets from capital
  share transactions                                       186,260      102,962

Net Assets

Increase (decrease) during period                          262,877      186,915

Beginning of period                                        345,380      158,465

End of period                                           $  608,257   $  345,380
                                                        ----------   ----------

(Including undistributed net investment income of $1,198 at 10/31/04 and $2,054 at 10/31/03)

*Share information
  Shares sold                                               20,284       14,856

  Distributions reinvested                                     150           28

  Shares redeemed                                           (8,826)      (6,778)

  Increase (decrease) in shares outstanding                 11,608        8,106

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------
                                                                October 31, 2004
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on March 31, 1995. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. In the course of making a good faith determination of a security's fair value, the fund reviews a variety of factors, including market and trading trends and the value of comparable securities, such as unrestricted securities of the same issuer.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees
A 2% fee is assessed on redemptions of fund shares held less than 1 year to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and have the primary effect of increasing paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date.

Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets
At October 31, 2004, approximately 90% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund's lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At October 31, 2004, the value of loaned securities was $34,042,000;

aggregate collateral consisted of $27,636,000 in the money market pooled account and U.S. government securities valued at $8,007,000.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $496,631,000 and $329,719,000, respectively, for the year ended October 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2004 totaled $2,521,000 and were characterized as ordinary income for tax purposes. At October 31, 2004, the tax-basis components of net assets were as follows:
--------------------------------------------------------------------------------

Unrealized appreciation                                          $  114,801,000

Unrealized depreciation                                             (11,654,000)

Net unrealized appreciation (depreciation)                          103,147,000

Undistributed ordinary income                                         1,198,000

Undistributed long-term capital gain                                  6,617,000

Paid-in capital                                                     497,295,000

Net assets                                                      $   608,257,000
                                                                ---------------

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the fiscal year ended October 31, 2004, the fund utilized $36,306,000 of capital loss carryforwards.

For the year ended October 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily the character of foreign capital gain taxes. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                                $ (3,638,000)

Undistributed net realized gain                                       2,647,000

Paid-in capital                                                         991,000

At October 31, 2004, the cost of investments for federal income tax purposes was $513,148,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable. At October 31, 2004, the fund had no deferred tax liability, and $1,759,000 of capital loss carryforwards that expire in 2011 and $340,000 that expire in 2012.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates

(the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At October 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $521,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2004, expenses incurred pursuant to these service agreements were $85,000 for Price Associates, $304,000 for T. Rowe Price Services, Inc., and $110,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $52,000 of these expenses was payable.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2004, the fund was allocated $183,000 of Spectrum Funds' expenses, of which $128,000 related to services provided by Price and $15,000 was payable at period-end. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At October 31, 2004, approximately 17.9% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by

Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended October 31, 2004, dividend income from the Reserve Funds totaled $146,000, and the value of shares of the Reserve Funds held at October 31, 2004 and October 31, 2003 was $15,637,000 and $10,122,000,
respectively.

T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price Emerging Markets Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Emerging Markets Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 22, 2004

T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $821,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $6,493,000 of the fund's income and short-term capital gains represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $6,493,000 and foreign taxes paid of $4,642,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees and expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

INDEPENDENT DIRECTORS

Name
(Year of Birth)               Principal Occupation(s) During Past 5 Years
Year Elected*                 and Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, and Chief
(1945)                        Executive Officer, The Rouse Company, real estate
1991                          developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1943)                        acquisition and management advisory firm
1988

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(1938)                        Resources Corp. (5/00 to present), and Pacific
2001                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corporation

Karen N. Horn                 Managing Director and President, Global Private
(1943)                        Client Services, Marsh, Inc. (1999-2003);
2003                          Managing Director and Head of International
                              Private Banking, Bankers Trust (1996-1999)

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(1934)                        Inc., consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc.,
(1946)                        a real estate investment company; Blackstone Real
2001                          Estate Advisors, L.P.

*Each independent director oversees 111 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

INSIDE DIRECTOR

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years and
 Portfolios Overseen]         Directorships of Other Public Companies

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
2002                          President, T. Rowe Price Group, Inc.; Chairman
[111]                         of the Board and Director, T. Rowe Price Global
                              Asset Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, International Funds

Inside directors serve until retirement, resignation, or election of a successor.


OFFICERS

Name (Year of Birth)
Title and Fund(s) Served               Principal Occupation(s)

Christopher D. Alderson (1962)        Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds   Price Group, Inc., and T. Rowe Price
                                      International, Inc.

Mark C.J. Bickford-Smith (1962)       Vice President, T. Rowe Price Group, Inc.,
Vice President, International Funds   and T. Rowe Price International, Inc.

Stephen V. Booth, CPA (1961)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds   Price Group, Inc., and T. Rowe Price
                                      Trust Company

Brian J. Brennan, CFA (1964)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds   Price Group, Inc., and T. Rowe Price
                                      Trust Company

Joseph A. Carrier (1960)              Vice President, T. Rowe Price, T. Rowe
Treasurer, International Funds        Price Group, Inc., T. Rowe Price
                                      Investment Services, Inc., and T. Rowe
                                      Price Trust Company

Michael J. Conelius, CFA (1964)       Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds   Price Group, Inc., and T. Rowe Price
                                      International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Ann B. Cranmer, FCIS (1947)           Vice President, T. Rowe Price Group, Inc.,
Assistant Vice President,             and T. Rowe Price International, Inc.;
International Funds                   Vice President and Secretary, T. Rowe
                                      Price Global Asset Management Limited
                                      and T. Rowe Price Global Investment
                                      Services Limited

Julio A. Delgado, CFA (1965)          Vice President, T. Rowe Price Group, Inc.,
Vice President, International Funds   and T. Rowe Price International, Inc.

Frances Dydasco (1966)                Vice President, T. Rowe Price Group, Inc.,
Vice President, International Funds   and T. Rowe Price International, Inc.

Mark J.T. Edwards (1957)              Vice President, T. Rowe Price Group, Inc.,
Vice President, International Funds   and T. Rowe Price International, Inc.

Roger L. Fiery III, CPA (1959)        Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds   Price Group, Inc., T. Rowe Price
                                      International, Inc., and T. Rowe Price
                                      Trust Company

Gregory S. Golczewski (1966)          Vice President, T. Rowe Price and T.
Vice President, International Funds   Rowe Price Trust Company

M. Campbell Gunn (1956)               Vice President, T. Rowe Price Global
Vice President, International Funds   Investment Services Limited, T. Rowe
                                      Price Group, Inc., and T. Rowe Price
                                      International, Inc.

Henry H. Hopkins (1942)               Director and Vice President, T. Rowe
Vice President, International Funds   Price Investment Services, Inc., T. Rowe
                                      Price Services, Inc., and T. Rowe Price
                                      Trust Company; Vice President, T. Rowe
                                      Price, T. Rowe Price Group, Inc., T.
                                      Rowe Price International, Inc., and T.
                                      Rowe Price Retirement Plan Services, Inc.

Ian D. Kelson (1956)                  Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds   Price Group, Inc., and T. Rowe Price
                                      International, Inc.; formerly Head of
                                      Fixed Income, Morgan Grenfell/ Deutsche
                                      Asset Management (to 2000)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Patricia B. Lippert (1953)            Assistant Vice President, T. Rowe Price
Secretary, International Funds        Price and T. Rowe Price Investment
                                      Services, Inc.

Raymond A. Mills, Ph.D., CFA (1960)   Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds   Price Group, Inc., and T. Rowe Price
                                      International, Inc.

George A. Murnaghan (1956)            Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds   Price Group, Inc., T. Rowe Price
                                      International, Inc., T. Rowe Price
                                      Investment Services, Inc., and T. Rowe
                                      Price Trust Company

Philip A. Nestico (1976)              Vice President, T. Rowe Price
Vice President, International Funds

Gonzalo Pangaro, CFA (1968)           Vice President, T. Rowe Price Group, Inc.,
Vice President, International Funds   and T. Rowe Price International, Inc.

Robert A. Revel-Chion (1965)          Vice President, T. Rowe Price Group, Inc.,
Vice President, International Funds   and T. Rowe Price International, Inc.

Christopher J. Rothery (1963)         Vice President, T. Rowe Price Group, Inc.,
Vice President, International Funds   and T. Rowe Price International, Inc.

James B.M. Seddon (1964)              Vice President, T. Rowe Price Group, Inc.,
Vice President, International Funds   and T. Rowe Price International, Inc.

Robert W. Smith (1961)                Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds   Price Group, Inc., and  T. Rowe Price
                                      International, Inc.

Dean Tenerelli (1964)                 Vice President, T. Rowe Price Group, Inc.,
Vice President, International Funds   and T. Rowe Price International, Inc.

Justin Thomson (1968)                 Vice President, T. Rowe Price Group, Inc.,
Vice President, International Funds   and T. Rowe Price International, Inc.

Julie L. Waples (1970)                Vice President, T. Rowe Price
Vice President, International Funds

David J.L. Warren (1957)              Director and Vice President, T. Rowe
President, International Funds        Price; Vice President, T. Rowe Price
                                      Group, Inc.; Chief Executive Officer,
                                      Director, and President, T. Rowe Price
                                      International, Inc.; Director, T. Rowe
                                      Price Global Asset Management Limited
                                      and T. Rowe Price Global Investment
                                      Services Limited

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

William F. Wendler II, CFA (1962)     Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds   Price Group, Inc., and T. Rowe Price
                                      International, Inc.

Richard T. Whitney, CFA (1958)        Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds   Price Group, Inc., T. Rowe Price
                                      International, Inc., and T. Rowe Price
                                      Trust Company

Edward A. Wiese, CFA (1959)           Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds   Price Group, Inc., and T. Rowe Price
                                      Trust Company; Chief Investment Officer,
                                      Director, and Vice President, T. Rowe
                                      Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $12,481               $13,943
     Audit-Related Fees                       1,211                   720
     Tax Fees                                 5,686                 4,637
     All Other Fees                             124                    --

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $849,000 and $819,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     December 17, 2004